                                                                    EXHIBIT 99.1

                              FINANCIAL STATEMENTS

                                AMERICAN EXPRESS
                                 TELECOM, INC.

                 (A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS
                     TRAVEL RELATED SERVICES COMPANY, INC.,
                          A WHOLLY-OWNED SUBSIDIARY OF
                         THE AMERICAN EXPRESS COMPANY)

                    DECEMBER 31, 1997 AND DECEMBER 31, 1996

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                              FINANCIAL STATEMENTS

          FOR THE YEARS ENDED DECEMBER 31, 1997 AND DECEMBER 31, 1996

                                    CONTENTS

                                                              PAGE
                                                              ----
Report of Independent Auditors..............................  F-2
Audited financial Statements
Balance Sheets..............................................  F-3
Statements of Operations....................................  F-4
Statements of Stockholder's Deficit.........................  F-5
Statements of Cash Flows....................................  F-6
Notes to Financial Statements...............................  F-7

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
American Express Telecom, Inc.

     We have audited the accompanying balance sheets of American Express Telecom, Inc. (a wholly-owned subsidiary of American Express Travel Related Services Company, Inc., a wholly-owned subsidiary of The American Express Company) as of December 31, 1997 and December 31, 1996, and the related statements of operations, stockholder's deficit, and cash flows for the years ended December 31, 1997 and December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Express Telecom, Inc. (a wholly-owned subsidiary of American Express Travel Related Services Company, Inc., a wholly-owned subsidiary of The American Express Company) at December 31, 1997 and December 31, 1996, and the results of its operations and its cash flows for the years ended December 31, 1997 and December 31, 1996 in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

February 2, 1998

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  1997            1996
                                                              ------------    ------------
Current assets:
  Cash and cash equivalents.................................  $         --    $    360,302
  Accounts receivable, net of allowance of $0 and $13,895 in
     1997 and 1996, respectively............................     2,396,629       1,948,730
  Accounts receivable from parent...........................            --         143,228
  Inventories...............................................     1,195,713         461,978
  Joint venturer's share of unearned revenues...............     2,439,443       2,219,859
  Deferred card costs.......................................       135,486         227,624
  Prepaid expenses..........................................        79,264          94,285
                                                              ------------    ------------
Total current assets........................................     6,246,535       5,456,006
Equipment, furniture and fixtures...........................     1,713,521       1,327,577
Accumulated Depreciation....................................      (966,310)       (413,861)
                                                              ------------    ------------
                                                                   747,211         913,716
                                                              ------------    ------------
                                                              $  6,993,746    $  6,369,722
                                                              ============    ============

                          LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities:
  Accounts payable..........................................  $  1,077,537    $    888,889
  Accounts payable to parent................................       476,410         810,076
  Due to USPS...............................................            --       1,960,319
  Accrued liabilities.......................................     1,315,238         690,550
  Deferred revenues.........................................     5,506,514       6,189,748
                                                              ------------    ------------
Total current liabilities...................................     8,375,699      10,539,582
Loan payable to parent......................................    10,055,481       5,973,242
Common stock of $.10 par value, 100 shares authorized and
  outstanding...............................................            10              10
Paid-in capital.............................................        99,990          99,990
Accumulated deficit.........................................   (11,537,434)    (10,243,102)
                                                              ------------    ------------
Total stockholder's deficit.................................   (11,437,434)    (10,143,102)
                                                              ------------    ------------
Total liabilities and stockholder's deficit.................  $  6,993,746    $  6,369,722
                                                              ============    ============

                            See accompanying notes.

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                            STATEMENTS OF OPERATIONS

                                                                YEAR ENDED DECEMBER 31
                                                              --------------------------
                                                                 1997           1996
                                                              -----------    -----------
Revenues....................................................  $21,361,685    $ 4,705,377
Joint venturer's share of revenues..........................  (10,009,124)    (1,996,297)
                                                              -----------    -----------
Net revenue.................................................   11,352,561      2,709,080
Cost of goods sold..........................................    9,784,420      4,077,104
Joint venturer's share of cost of goods sold................   (4,843,153)    (1,201,253)
                                                              -----------    -----------
Gross profit (loss).........................................    6,411,294       (166,771)
Costs and expenses:
  Salaries and benefits.....................................    2,877,040      2,058,145
  Depreciation..............................................      552,449        381,605
  Advertising...............................................      443,590      1,093,688
  Marketing.................................................    2,995,297      6,386,069
  General and administrative................................    2,181,867      1,726,727
  Joint venturer's share of costs and expenses..............   (1,935,722)    (3,224,497)
                                                              -----------    -----------
                                                                7,114,521      8,421,737
                                                              -----------    -----------
Loss from operations........................................     (703,227)    (8,588,508)
Interest expense............................................      591,105        261,421
                                                              -----------    -----------
Net loss....................................................  $(1,294,332)   $(8,849,929)
                                                              ===========    ===========

                            See accompanying notes.

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                      STATEMENTS OF STOCKHOLDER'S DEFICIT

                                             COMMON    PAID-IN    ACCUMULATED
                                             STOCK     CAPITAL      DEFICIT          TOTAL
                                             ------    -------    ------------    ------------
Balance at December 31, 1995...............   $10      $99,990    $ (1,393,173)   $ (1,293,173)
  Net loss.................................    --                   (8,849,929)     (8,849,929)
                                              ---      -------    ------------    ------------
Balance at December 31, 1996...............    10       99,990     (10,243,102)    (10,143,102)
  Net loss.................................    --                   (1,294,332)     (1,294,332)
                                              ---      -------    ------------    ------------
Balance at December 31, 1997...............   $10      $99,990    $(11,537,434)   $(11,437,434)
                                              ===      =======    ============    ============

                            See accompanying notes.

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31
                                                              --------------------------
                                                                 1997           1996
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss..................................................  $(1,294,332)   $(8,849,929)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation...........................................      552,449        381,605
     (Increase) decrease in current assets:
       Accounts receivable..................................     (447,899)    (1,718,132)
       Accounts receivable from parent......................      143,228       (124,680)
       Inventories..........................................     (733,735)       105,739
       Prepaid expenses.....................................       15,021        (77,964)
       Joint venturer's share of unearned revenues..........     (219,584)    (2,219,859)
       Deferred card costs..................................       92,138       (227,624)
     Increase (decrease) in current liabilities:
       Accounts payable.....................................      188,648        848,873
       Accounts payable to parent...........................     (333,666)       556,852
       Due to USPS..........................................   (1,960,319)     1,960,319
       Accrued liabilities..................................      624,688       (112,151)
       Deferred revenue.....................................     (683,234)     5,814,245
                                                              -----------    -----------
     Total adjustments......................................   (2,762,265)     5,187,223
                                                              -----------    -----------
     Net cash used in operating activities..................   (4,056,597)    (3,662,706)
CASH FLOWS FROM INVESTING ACTIVITIES:
  Expended for property, plant and equipment................     (385,944)      (790,116)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in loan payable to parent........................    4,082,239      4,780,858
                                                              -----------    -----------
Net increase (decrease) in cash and cash equivalents........     (360,302)       328,036
Cash and cash equivalents:
  Beginning of year.........................................      360,302         32,266
                                                              -----------    -----------
  End of year...............................................  $        --    $   360,302
                                                              ===========    ===========

                            See accompanying notes.

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                    DECEMBER 31, 1997 AND DECEMBER 31, 1996

 1. NATURE OF OPERATIONS

     American Express Telecom, Inc. ("the Company" or "AETI") is a wholly-owned subsidiary of American Express Travel Related Services Company, Inc., a wholly-owned subsidiary of The American Express Company ("AMEX" or "Parent"). The Company operates in a single industry segment and its principal activities are selling domestic and international long distance telecommunications services via a prepaid phone card product.

     The Company purchases all of their telephone time from a single supplier and the Company purchases all of its card inventory from a single supplier.

     The majority of operations involved in the selling of the phone cards are under a joint venture arrangement with the United States Postal Service ("USPS"), whereas the USPS sells, among other functions, phone cards through its outlets. Under the arrangement in effect from May 25, 1996 to December 31, 1997 ("Arrangement"), revenues and costs are shared pursuant to the Arrangement with the USPS functioning as the principal distribution or selling agent. Under the arrangement in effect from August 17, 1995 to May 24, 1996, net income, if any, generated by the Company was to be shared equally. There was no net income shared under that arrangement. Sales are reported to the Company by the USPS. As a result, various reporting captions in the accompanying financial statements reflect certain aspects of the Arrangement as follows:

     Accounts receivable represent those phone cards sold for which USPS has not remitted net funds to the Company and amounts due to AETI under the cost sharing arrangement.

     Inventories represent the costs, on the weighted average basis, incurred to produce the phone cards, excluding any telecommunications services, for cards not sold.

     Joint venturer's share of unearned revenues is a deferred cost which represents USPS' share of unearned revenues for cards sold to the customer. Revenues, including the joint venturer's share, are earned pro rata with customer usage.

     Deferred card costs represent the remaining unamortized costs of card inventories for those cards which have been sold. Upon sale, such inventory costs are amortized as costs of goods sold, pro rata with estimated customer usage.

     Deferred revenues represent the unearned portion of phone card revenues for those cards sold to the customer. Revenues are earned pro rata with customer usage.

     Joint venturer's share of cost of goods sold and costs and expenses, primarily related to cost of goods sold and marketing costs, represent the USPS calculated portion of specified costs and expenses pursuant to the terms of the Arrangement for which the costs have been previously incurred by the Company.

 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents. The carrying amounts reported in the balance sheet for cash and cash equivalents approximates those assets' fair value.

BREAKAGE REVENUE

     Breakage represents units of unused calling time remaining at the expiration date of individual cards sold or, for certain series of cards, the last expiration date within that series of cards for which no utilization of a card within the series has occurred. Revenues are recognized for breakage at the individual card's expiration date or the latest expiration date of cards in a series. The last expiration dates for unused cards within series being 1998 and 2000.

DEPRECIATION

     Depreciation is provided on a straight-line basis over the estimated useful lives of owned assets. The depreciable lives are primarily five years for telecommunications equipment, eight years for furniture and fixtures and three years for computer equipment.

ADVERTISING EXPENSE

     The Company expenses advertising costs as costs are incurred. Total advertising expense amounted to $443,590 and $1,093,688 for the years ended December 31, 1997 and December 31, 1996, respectively.

INCOME TAXES

     The Company reports income taxes as part of a consolidated group. For financial reporting purposes, income taxes are presented on a stand alone basis. No income tax expense was recorded for the years ended December 31, 1997 and December 31, 1996.

     The Company provides for deferred taxes as temporary differences arise in recording income and expenses between financial reporting and tax reporting.

 3. RELATED PARTY TRANSACTIONS

     AETI personnel are employees of AMEX. Salaries and benefits for these employees were $2,877,040 and $2,058,145 for the years ended December 31, 1997 and December 31, 1996, respectively.

     Certain corporate expenses incurred by AMEX were allocated to the Company. These expenses, consisting of occupancy and legal costs were, $277,002 and $162,438 for the years ended December 31, 1997 and December 31, 1996, respectively.

     Certain corporate vendor credits received by AMEX were allocated to the Company. These credits were $692,559 and $0 for the years ended December 31, 1997 and December 31, 1996, respectively.

     Accounts payable to AMEX related to salaries and benefits, occupancy and legal costs were $476,410 and $810,076 at December 31, 1997 and December 31, 1996, respectively.

     The Company sells phone cards to AMEX. Revenues from sales to AMEX units were $998,907 and $151,473 for the years ended December 31, 1997 and December 31, 1996, respectively. Accounts receivable

                         AMERICAN EXPRESS TELECOM, INC.
(A WHOLLY-OWNED SUBSIDIARY OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                     INC.,
           A WHOLLY-OWNED SUBSIDIARY OF THE AMERICAN EXPRESS COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 3. RELATED PARTY TRANSACTIONS (CONTINUED) from AMEX related to such purchases were $0 and $143,228 at December 31, 1997 and December 31, 1996, respectively.

     Interest is charged on the intercompany loan payable at an average rate of 6.05%, which approximates the Parent's cost of debt.

 4. INCOME TAXES

     Deferred tax assets as of December 31, 1997 and 1996 related to the following temporary differences:

                                                        1997         1996
                                                      ---------    ---------
Reserves............................................  $ 377,138    $ 315,112
Other...............................................     71,524       46,109
                                                      ---------    ---------
Deferred tax assets.................................    448,662      361,221
Valuation allowance.................................   (448,662)    (361,221)
                                                      ---------    ---------
Deferred balance at December 31.....................  $      --    $      --
                                                      =========    =========

     There was an increase in the valuation allowance of $87,441 from December 31, 1996 to December 31, 1997.

 5. RETIREMENT PLANS

     Company personnel are employees of AMEX and are therefore eligible to participate in the retirement plans sponsored by AMEX. These plans include a Defined Contribution Pension Plan and an Incentive Savings Plan, which is qualified under section 401(k) of the Internal Revenue Code.

     Under the Pension Plan, employees are credited each pay period with additions equal to a percentage of their base pay based on age plus service, overtime, commissions and bonuses. Employees' balances are also credited annually with a fixed rate of interest based on the daily average of published five-year Treasury Note yields. Participation in the Pension Plan requires one year of service and vesting occurs after four years of service. Lump sum payout is available at termination or retirement.

     Employees participating in the Incentive Savings Plan (ISP) may contribute up to 15 percent of their annual base salary (up to IRS limits). In addition, AMEX contributes to the ISP on behalf of all eligible employees with company matching contributions and discretionary profit sharing contributions based on AMEX's operating results. Participation in the ISP requires one year of service and vesting occurs after four years of service.

     AMEX also sponsors postretirement benefits that provide health care, life insurance and other benefits to retired U.S. employees. There are no retired AETI employees, therefore, no such benefits were allocated to the Company.

     AMEX allocated the cost of these retirement plans back to its subsidiaries as part of the employee benefits allocation. The total costs for benefits charged by AMEX to the Company were $602,037 and $422,521 for the years ended December 31, 1997 and December 31, 1996, respectively.

 6. SALE OF STOCK

     On December 22, 1997, a stock purchase agreement between SmarTalk Teleservices, Inc. and the American Express Company was signed in which SmarTalk Teleservices, Inc. purchased all of the Company's shares effective December 30, 1997. Entries, if any, reflecting this stock purchase were not included in the accompanying financial statements.